SUPPLEMENT DATED MAY 3, 1999 TO
                 ULTRA SERIES FUND PROSPECTUS DATED MAY 1, 1999

            Insert the following to the Portfolio Management Section
                      after the third paragraph on page 22

CIMCO selects subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and CIMCO does not expect frequent changes in subadvisers.

CIMCO received an order of the Commission that permits the Ultra Series Fund board to employ particular subadvisers without shareholder approval for the Mid-Cap Stock Fund. If there is a change in Mid-Cap Stock Fund subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.